Exhibit 10.22
LINCOLN PARK CAPITAL
440 North Wells St., Ste. 620
Chicago, Illinois 60654

March 19, 2010

VIA FACSIMILE AND REGULAR MAIL
Axion International Holdings, Inc.
180 South Street, Suite F
New Providence, New Jersey 07974
Attention: Chief Executive Officer

Re:  No obligation to register Warrant Shares

Dear Sir,

Reference is made to that certain Purchase Agreement between AXION INTERNATIONAL HOLDINGS, INC., a Colorado corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC, an Illinois limited liability company (“LPC”) dated as of February 23, 2010 (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

Notwithstanding anything to the contrary in the Purchase Agreement, Registration Rights Agreement or Form of Warrant attached as Exhibit F to the Purchase Agreement, including without limitation, Sections 5(a), 6, 7(b), 8(l), 10(a) of the Purchase Agreement, Section 4(a) of the Form of Warrant and Section 1(d) of the Registration Rights Agreement, the Company shall have no obligation whatsoever to register any of the Warrant Shares and each such section described above shall be read as if the term Warrant Shares was not contained therein.

Very truly yours,

LINCOLN PARK CAPITAL FUND, LLC
BY: LINCOLN PARK CAPITAL PARTNERS, LLC
BY: ROCKLEDGE CAPITAL CORPORATION
By:	s/Josh Scheinfeld
Josh Scheinfeld, President